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                                VIVENDI UNIVERSAL
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                            GENERAL COUNSEL'S OFFICE

                                  STOCK OPTIONS

                                PLAN REGULATIONS

                                  OCTOBER 2001

                                    PREAMBLE

          DEFINITION OF A STOCK PURCHASE (OR SUBSCRIPTION) OPTION PLAN

A stock purchase (or subscription) option plan is an arrangement whereby Vivendi
Universal, S.A. (the "Company") allocates to certain salaried employees and/or corporate officers of the Company and/or companies linked to it, the possibility of purchasing (or subscribing) new or existing shares over a certain period of time, at a price determined when the grant is made and which remains fixed throughout this period (except for any adjustments described below).

Beneficiaries thereby receive an interest in the performance of the Company, as measured by the stock exchange valuation of its share.

Any financial gain obtained from the exercise of the option rights and subsequent sale of the shares may be subject to tax treatment specific to the options and which depends on the beneficiary's place of residence for tax purposes.

I.       CONDITIONS OF GRANT AND OPTION CHARACTERISTICS

         Number of shares subject to the option

         Based upon authorisation of the General Shareholders Meeting, the Board of Directors determines the number of options granted to each beneficiary. This number is communicated to the beneficiary by letter.
         As the options are irrevocable, this number and the price cannot be changed during the option term, except in the event of the adjustments set out below (see page 3). New options may be allocated only pursuant to a further decision by the Board.

         Particulars of the options

         The grant of options is an irrevocable commitment made by the Company to the beneficiaries, subject to the conditions set out below.

         Except in the event of the beneficiary's death, the options are non-transferable by the beneficiary in any manner and are not subject to execution or attachment.

         Options are exercised at the discretion of the beneficiary.

         For U.S. based beneficiaries having been granted American Depository
         Shares (ADS), the options granted (corresponding to ADS, or even to ordinary shares) are considered to be "NSOs" (Non-Qualified Stock
         Options), unless the grant letter specifies that the options are "ISOs"
         (Incentive Stock Options).

         Duration and exercise term of the options

         The options are granted irrevocably for a term of 8 years.

         The Board of Directors, or the President upon Board of Directors'
         delegation, determines the grant terms and conditions and the date as of which options may be vested and exercised. Any option not exercised during the 8 year period shall be cancelled.

                                                                               2

         Exercise price

         The exercise price set for purchase of shares by beneficiaries is determined on the day when the options are granted by the Board of
         Directors, subject to limitations imposed by law and by the authorisation given by the Meeting of Shareholders.

         For beneficiaries receiving options giving the right to ordinary shares listed on the Paris Bourse, the exercise price is set in euros.

         For U.S. based beneficiaries receiving options giving the right to ADS listed on the New York Stock Exchange, the exercise price is set in dollars.

         Adjustments to the exercise price

         By law, the exercise price may not be modified during the term of the option.

         However, should the Company engage during this term in certain financial or corporate transactions affecting the capital stock, the
         Board of Directors will adjust the price and the number of shares corresponding to options not yet exercised in such a way as to keep constant the total value of options allocated to each beneficiary. The way such adjustments are calculated is prescribed by law. The Board of
         Directors shall apply them as required.

         The main transactions giving rise to such adjustments are as follows:

         *    capital increases in cash reserved for shareholders;

         *    capital increases through capitalisation of reserves, profits or additional paid-in capital, and distribution of bonus shares;

         *    issues of convertible or exchangeable bonds reserved for
              shareholders.

         Other exercise price adjustments are provided for by law, in the case of somewhat exceptional financial transactions (distribution of reserves, capital reduction resulting from losses, etc.).

         Neither the plan regulations nor the grant letter are to be construed as giving the beneficiary any additional rights whatsoever under his or her existing employment contract or result in the creation of any such employment contract.

II.      OPTION VESTING AND EXERCISE PROCEDURES

         The options shall vest annually in 1/3 parts over each of three years from grant (except for special conditions or in the event of a waiver).
         They may be exercised (but the shares not immediately sold in the case of French beneficiaries) as of the beginning of the third year of the date of grant in the proportion of 2/3 of the total grant amount. As of the beginning of the fourth year of the date of grant, up to 100% of the options may be exercised.

                                                                               3

         With respect to French beneficiaries, this vesting of 1/3 parts does not apply in the event of death, certain cases of disability (2nd and
         3rd categories as defined by Article L.341.4 of the French Social
         Security Code) or mandatory retirement. In these cases, the French beneficiary (or his estate) may exercise 100% of the options granted.

         In the event of departure for any reason whatsoever (with the exception of death), the beneficiary may exercise, up to expiry of the option term, only those options that were vested before such departure
         (including any options acquired under a waiver), in accordance with the option exercise procedures set out below. U.S. based employees who have been formally notified that their services are no longer required under an existing employment contract shall be understood to have separated from employment as of the date they receive such notice.

         In the event of a beneficiary's death, the law provides that his estate may exercise his options within a period of six months following the date of death, but this period may not have the effect of prolonging the initial term of the options, if that term expires earlier.

         In the event of the death of a U.S. based beneficiary having been granted ADS, the beneficiary's estate, designated either by will or the laws of intestacy, may exercise only such options that are vested as of the date of death (including any options acquired under a waiver) at any time or from time to time for the full option term.

         In the event that a formal take-over bid is launched in respect of the entire share capital of the Company all allocated options are immediately treated as vested and exercisable, and the corresponding shares will become freely negotiable.

         The President may, in exceptional circumstances and with annual communication to the Remuneration Committee, approve vesting and exercise procedures that differ from those mentioned above.

         Option exercise procedures

         In order to exercise the options, non-U.S. based beneficiaries having received options on ordinary shares must submit a written declaration to the Company General Counsel's Office, accompanied by an option exercise form (which also has the validity of a purchase order) and delivering payment of the exercise price.

         For this purpose, each beneficiary must complete and return to the
         Company the form attached as Appendix 1. This form may be modified as necessary at any time.

         U.S. based beneficiaries having been granted ADS must complete and return to the Company or its plan administrator the form provided in
         Appendix 2 (cashless exercise) or Appendix 3 (exercise and purchase of shares). These forms may be modified as necessary at any time.

         Payment of the exercise price

         The payment price may be paid by cheque, bank transfer or by any other procedure put in place by the managing banking or financial institution and approved by the Company.

                                                                               4

         Delivery of the securities

         Each time options are exercised, non-U.S. based beneficiaries must indicate on the option exercise form the administration method desired for the acquired shares. It should be noted that the transfer of shares and their registration on account may take some time (up to 8 days for registration in an "administered" nominal account). Registration in a
         "pure" registered account is entrusted to the Securities Department mandated by the Company(1). Registration in an "administered"
         registered account gives the beneficiary the possibility of choosing a different administrator. Administration of "pure" registered accounts is free of charge (no custody fees).

III.     PARTICULARS OF SHARES PURCHASED

         It is obligatory for the shares to be registered.

         They give the right to receive dividends paid in the year in which they are purchased, provided, however, that the options are exercised at least five working days before the date of the Meeting of Shareholders held to approve payment of such dividends.

         Shares obtained by exercising options are negotiable immediately, except in the case of beneficiaries who are French tax residents. The latter may not sell shares corresponding to exercised options until expiry of the beneficial holding period applicable to the plan under
         French tax law, except for cases of derogation(2) (in particular those set out in Article 91 ter of Appendix II of the French General Tax
         Code).

IV.      SENSITIVE PERIODS

         Beneficiaries must comply with regulations applicable to the use of privileged information.(3)

         Under all circumstances, beneficiaries wishing to sell their shares will be personally responsible for meeting their obligation to abstain from such acts when they possess or may be presumed to possess, as a result of their duties within the Company, non-public information likely to have an influence on the market price of the shares.

         In addition, beneficiaries may not sell shares acquired upon the exercise of options within a period of 30 calendar days before and 1 day after meetings of the Board of Directors held to approve the annual and semi-annual financial statements of the Company. This 30-day mandatory hold period can be modified by the Company at its discretion at any time and consistent with applicable law.

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(1)  BNP. PARIBAS - GIS Emetteurs - Les Collines de l'Arche -
     75450 Paris cedex 09.

(2)  This period currently runs for five years for options granted before April
     27, 2000 and four years for options granted after April 27, 2000. These timing restrictions are not applicable in the case of an explicit waiver granted by the Board of Directors, or in the cases set out in Article 91 ter of Appendix II of the French General Tax Code, namely:

     -    dismissal or mandatory retirement of the holder, it being specified that the options have to have been exercised at least three months before the date of the event;

     -    disability of the holder, with inclusion in the second or third disability category in the meaning of Article L.314.4 of the French
          Social Security Code;

     -    death of the holder.

(3)  Order dated 28 September 1967. Regulation N(degree)90-08 of the COB
     (Commission des Operations de Bourse - French Stock Exchange Commission)
     and rules of the U.S. Securities and Exchange Commission.

                                                                               5

V.       APPLICATION OF THE PRESENT REGULATIONS

         Should any questions arise regarding the present Regulations and their application, the General Counsel should be consulted. Any information provided by the individual departments of the Company (General
         Counsel's Office, Legal Department, Financial Department, Human
         Resources Department) is limited to the communication of purely factual information, and may not take the form of legal, financial or tax advice in respect of which these departments may be held liable in any manner whatsoever.

VI.      CHANGES IN THE PLAN

         At any time, by a decision of the Board of Directors, and following consultation as required with the Compensation Committee, the Company may change the provisions of the present plan. Any changes that do not generally result in more favourable terms for beneficiaries are subject to written agreement between each beneficiary and the Company.

VII.     COMPLIANCE

         For the purposes of U.S. based beneficiaries having been granted ADS, shares shall not be issued pursuant to the exercise of an option, unless the exercise of such option and the issuance and delivery of such shares comply with all relevant provisions of law, in particular the Securities Act of 1933, as amended, the Securities and Exchange Act of 1934, the rules and regulations promulgated thereunder, applicable
         U.S. laws concerning the administration of stock option plans under state corporate and securities laws, and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted.

VIII.    LIABILITY OF THE COMPANY

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company to be necessary to the lawful issuance of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained.

IX.      APPLICABLE LAW

         The plan is subject to French law (Articles L.225-177 and following of the New Commercial Code and the Decree of March 23, 1967).

                                                                               6

                                   APPENDICES

1.       An option exercise form for ordinary shares.

2.       A declaration (cashless exercise) for U.S. based beneficiaries having been granted ADS.

3.       A declaration (exercise and purchase of shares) for U.S. based beneficiaries having been granted ADS.

                                                                               7

                    OPTION EXERCISE FORM FOR ORDINARY SHARES

                               OPTIONS TO PURCHASE

I, the undersigned,
Surname:..............
First name:...........
Residing at:..........
Born on:..............                 At:..........
Tax filing country:

         -    in my capacity as beneficiary of options granted for..........
              shares at the unit price of.......... euros by the Board of
              Directors meeting of..........;

         -    being aware of the terms and conditions associated with these options, as resulting from statutory and regulatory provisions, and from decisions of the Meeting of Shareholders and of the Board of Directors;

         -    declare that I exercise this option for the amount of ..........
              euros, on the basis of the fixed share price of .......... euros and for .......... shares.

         -    Consequently, I declare that I purchase these(a) .......... shares outright, and I pay the sum of(a) .......... euros by the enclosed cheque, payable to Vivendi Universal.

         -    I declare that I have read and understood the provisions of the
              Plan Regulations, and that I am aware of the regulatory provisions applicable to the use of privileged information.

         -    I declare that I will not sell shares acquired upon the exercise of options within a period of 30 calendar days before and 1 day after meetings of the Board of Directors held to approve the annual and semi-annual financial statements of Vivendi Universal.

         -    I hereby request that the shares to which I am entitled be credited to the following account, opened in my name:

         -    the "pure" Vivendi Universal registered account(b)

         -    the administered registered account N(degree) .......... with
              .......... (French residents may only avail themselves of this possibility after expiry of the beneficial holding period under tax law, currently 5 years for options granted before April 27,
              2000 and 4 years for options granted after April 27, 2000).

                                       Completed at ........... on ............

                                       Signature
                                                 ------------------------------

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(a)  Write out in full

(b)  Delete where not applicable. The management of pure registered accounts has been entrusted to B.N.P., GIS Emetteurs, Les Collines de l'Arche, 75450
     Paris Cedex 09.

                                                                               8

GENERAL SECRETARY'S OFFICE                                   Appendix N(degree)2
                                VIVENDI UNIVERSAL

              AUTHORIZATION AND NOTICE OF CASHLESS OPTION EXERCISE
            FOR U.S. BASED BENEFICIARIES HAVING BEEN GRANTED ADS ONLY

Vivendi Universal
c/o Merrill Lynch
World Financial Center - South Tower - 4th Floor
225 Liberty Street
New York, NY 10080-6104
Fax: 1-212-415-7827

Date:
      ---------------------

NAME:                                       SOC. SEC. #:
      -----------------------                           -----------------------
       (Print or type)                 Employee ID#:
                                                    ---------------------------
Address:
        -----------------------------------------------------------------------

EMPLOYER:                              OFFICE LOCATION:
         ---------------------                          -----------------------
Phone #:
        ------------------------
PAYMENT BY: [ ] DIRECT DEPOSIT (WHEN AVAILABLE) [ ] CHECK

I hereby exercise the following option(s) granted to me at the prices stated in the applicable option agreement as indicated below:

              Date of                        Number
           Option Grant    Option Price     of Shares
           ------------    ------------     ---------

           ------------    ------------     ---------

           ------------    ------------     ---------

           ------------    ------------     ---------

                                       Total          (minimum 200 whole shares)
                                            ---------

[ ]    I would like Merrill Lynch to contact me at the above phone number.

[ ]    I would like Merrill Lynch to send me a confirmation at
       fax number             .
                  -----------

In connection with the payment of the total option exercise price, I hereby authorize Merrill Lynch to sell immediately after verification of vested options on my behalf all of the American Depository Shares of Vivendi Universal which I will acquire in connection with the exercise of the option(s) noted above. If I have exercised options from multiple grant dates on this form, unless otherwise specified by me, Merrill Lynch will first sell the shares from the earliest expiring option grant. The shares acquired upon exercise of such options should be sold on the New York Stock Exchange at (select from the following):

DOES THIS ORDER SUPERSEDE OR MODIFY AN OUTSTANDING ORDER WITH
MERRILL LYNCH? Yes [ ]   No[ ]

                                   NUMBER OF SHARES  PRICE         MERRILL LYNCH
                                   ----------------  -----            USE ONLY
[ ] Market price:                                    MARKET PRICE        [ ]
                                   ----------------  ------------
[ ] Limit price (sell at or above):                 $              /SHARE
                                   ----------------  -------------

I affirm that I will not sell shares acquired upon the exercise of options within a period of 30 calendar days before and 1 day after meetings of the Board of Directors held to approve the annual and semi-annual financial statements of
Vivendi Universal.

I understand that Merrill Lynch will only sell shares if the price to be realized exceeds the option price. I hereby assign to Vivendi Universal the amount of the proceeds of the sale of such American Depository Shares, and direct and authorize Merrill Lynch to pay such amount directly to Vivendi
Universal. I understand that my employer will pay me the amount of the proceeds of the sale of such common shares less the option exercise price(s), brokerage commission, transaction fees and applicable Federal (28%), State, Local and FICA withholding taxes as required by law; or applicable non-US taxes as required by law. I have received a prospectus of Vivendi Universal relating to the American
Depository Shares issuable upon the exercise of my options.

---------------------------
Signature of beneficiary

                                                                               9

GENERAL SECRETARY'S OFFICE                                   Appendix N(degree)3

                                VIVENDI UNIVERSAL

                  NOTICE OF OPTION EXERCISE AND STOCK PURCHASE
            FOR U.S. BASED BENEFICIARIES HAVING BEEN GRANTED ADS ONLY

Vivendi Universal
North American Shared Services Center
1625 South Congress Avenue
Delray Beach, FL 33445
Fax : 1-561-266-5562
Attn: Jaimie Shapiro

Gentlemen:

I herby irrevocably exercise the following option(s) granted to me at the prices stated in the applicable option agreement as indicated below:

             Date of                           Number
          Option Grant       Option Price      of Shares
          ------------       ------------      ---------

          ------------       ------------      ---------

          ------------       ------------      ---------

          ------------       ------------      ---------
                                          Total
                                               ---------

In payment of the total option price, I enclose a check for $
____________________ payable to my employer for the purchase of
__________________ American Depository Shares of Vivendi Universal.

I understand that if this notice of option exercise is received by the Payroll
Manager of the North American Shared Services Center by 12:00 noon (Eastern
Time), the transaction will be processed on the same day, if a trading day. If the authorization is received after 12:00 noon, the transaction will be processed on the next trading day.

I understand that I will be mailed share certificates for the whole common shares acquired within 5 business days. I further understand that the difference between the option exercise price and the fair market value (on the date of exercise) of the common shares acquired will be considered compensation realized and will be reported to me on Form W-2 accordingly. I understand that I must pay the applicable Federal (28%), State, Local and FICA withholding taxes as required by law; or applicable non-US taxes as required by law. I will forward, within two business days, my check payable to my employer for the amount of taxes to be determined by the payroll manager.

It is my intention that this letter shall constitute an agreement between
Vivendi Universal and me for the issue by it and the purchase by me of the number of American Depository Shares stated at the respective prices indicated, and that this agreement shall be binding upon us as of the date this letter is received.

I affirm that I will not sell shares acquired upon the exercise of options within a period of 30 calendar days before and 1 day after meetings of the Board of Directors held to approve the annual and semi-annual financial statements of
Vivendi Universal.

I have received a prospectus of Vivendi Universal relating to the American
Depository Shares issuable upon the exercise of my options.

Very truly yours,

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Signature of Optionee

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Print or type name

-----------------
Date